Exhibit 99.1

Upland Software Announces Largest Acquisition to Date, Raises Guidance

Accretive acquisition adds $19.5 million in annualized revenues and deepens workflow automation product family with market-leading proposal automation solution.

AUSTIN, Texas, November 17, 2017/PRNewswire/ — Upland Software, Inc. (Nasdaq: UPLD), a leader in cloud-based Enterprise Work Management software, today announced that it has acquired Qvidian Corporation, a leading provider of cloud-based RFP and Sales Proposal automation software. The acquisition, Upland’s largest to date, adds approximately $19.5 million in annualized revenues and will be immediately accretive to Upland’s Adjusted EBITDA per share.
"We are pleased to welcome Qvidian and their valued customers, users, and partners to Upland,” said Jack McDonald, chairman and CEO of Upland Software. “This strategic acquisition further enhances Upland’s Workflow Automation product family with another market-leading cloud offering that delivers intelligent workflows, and improved sales effectiveness and responsiveness through a highly secure and scalable proposal automation solution.”
“Upland is committed to delivering 100% customer success and helping organizations reach their goals by providing outstanding value and support through our UplandOne platform," said Sean Nathaniel, CTO and SVP of Workflow Automation Solutions for Upland Software. "We look forward to ensuring the ongoing success of Qvidian’s global customer-base by helping them automate their proposals and RFP responses, improve collaboration and productivity, reduce RFP response times, and increase revenue.”
The purchase price paid for Qvidian was $50.0 million in cash. Upland expects the acquisition to generate annual revenue of approximately $19.5 million of which approximately $17.3 million is recurring, subject to reductions for a deferred revenue discount, as a result of GAAP purchase accounting estimated at $4.5 million for 2018. The acquisition is within Upland’s target purchase price valuation multiple range of 5-8x pro forma Adjusted EBITDA and will generate at the midpoint an estimated $8.0 million in Adjusted EBITDA annually. The acquisition will be immediately accretive to Upland’s Adjusted EBITDA per share.

Business Outlook
Upland today also announced that it has raised its full year 2017 guidance to reflect the Qvidian acquisition, raising revenue, recurring revenue, and Adjusted EBITDA guidance ranges. The increase in the fourth quarter and 2017 revenue guidance below is net of an estimated $0.7 million reduction for a deferred revenue discount as a result of GAAP purchase accounting and all guidance adjustments are prorated for an effective closing date of November 30, 2017.
For the fourth quarter of 2017, Upland expects reported total revenue to be between $26.5 and $27.5 million, including subscription and support revenue between $23.8 and $24.6 million, for growth in recurring revenue of 42% at the mid-point over the fourth quarter ended December 31, 2016. Adjusted EBITDA is expected to be between $9.1 and $9.7 million, for an Adjusted EBITDA margin of 35% at the mid-point, representing growth of 121% at the mid-point over the quarter ended December 31, 2016.
For the full year ending December 31, 2017, Upland expects reported total revenue to be between $96.7 and $97.7 million, including subscription and support revenue between $84.5 and $85.3 million, for growth in recurring revenue of 30% at the mid-point over the year ended December 31, 2016. Adjusted EBITDA is expected to be between $29.7 and $30.3 million, for an Adjusted EBITDA margin of 31% at the mid-point, representing growth of 138% at the mid-point over the year ended December 31, 2016. The transaction will be immediately accretive to Upland’s Adjusted EBITDA per share. Further details regarding the transaction can be obtained in the Form 8-K filed on November 17, 2017.
About Upland Software
Upland Software (NASDAQ: UPLD) is a leading provider of cloud-based Enterprise Work Management software. Our family of applications enables users to manage their projects, professional workforce and IT investments; automate document-intensive business processes; and effectively engage with their customers, prospects and community via the web and mobile technologies. With more than 2,500 customers and over 250,000 users around the world, Upland Software solutions help customers run their operations smoothly, adapt to change quickly, and achieve better results every day. To learn more, visit www.uplandsoftware.com.

About Qvidian
Qvidian Corporation is the premier provider of cloud-based RFP and proposal automation software, helping more than 1,000 companies worldwide and 200,000 users win more business with better processes, improved productivity and more effective sales documents. Qvidian offers the only proposal automation solution fit for an enterprise, offering security, compliance and simplicity at scale. Passionate about helping clients build persuasive sales content and win more business, Qvidian also offers expert advisory services and community building opportunities to its global client base. To learn more, visit www.Qvidian.com.
Canaccord Genuity Inc. acted as financial advisor to Qvidian.
Notes & Forward-looking Statements
Annualized revenues exclude the impact of deferred revenue discount associated with GAAP purchase accounting. This release contains forward-looking statements, which are subject to substantial risks, uncertainties and assumptions. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as “target,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: our financial performance and our ability to achieve, sustain or increase profitability or predict financial results; our ability to attract and retain customers; our ability to deliver high-quality customer service; lack of demand growth for enterprise work management applications; our ability to effectively manage our growth; our ability to consummate and integrate acquisitions and mergers; maintaining our senior management and key personnel; our ability to maintain and expand our direct sales organization; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; fluctuations in currency exchange rates; the operation and reliability of our third-party data centers and other service providers; and factors that could affect our business and financial results identified in Upland’s filings with the Securities and Exchange Commission (the “SEC”), including Upland’s most recent annual report on Form 10-K filed with the SEC. Additional information will also be set forth in Upland’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland’s views as of the date of this press release and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use non-GAAP financial measures including Adjusted EBITDA.
We use non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. Non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and they are used by our institutional investors and the analyst community to help them analyze the health of our business.
Upland defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, plus net income (loss) from discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, and purchase accounting adjustments for deferred revenue.
For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, please see Upland’s earnings press releases filed on Form 8-K with the SEC and on the Investor Relations section of Upland’s website at investor.uplandsoftware.com.

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Media Contact:
Josh Kivenko
512.960.1010
media@uplandsoftware.com